UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 26, 2025

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 26, 2025, Roanoke Gas Company (“Roanoke”), the utility subsidiary of RGC Resources, Inc. (“Resources”), entered into a Natural Gas Asset Management Agreement with DTE Energy Trading, Inc. ("DTE"), effective as of April 1, 2025.  This new agreement replaces the expiring Asset Management Agreement with Sequent Energy Management, L.P. and provides for the continued management of Roanoke's firm interstate pipeline transportation and storage agreements for the three-year period ended March 31, 2028.

On March 31, 2025, Roanoke amended and restated it's Promissory Note ("Revolving Note") with Pinnacle Bank ("Pinnacle") originally entered on March 24, 2023 and further amended on March 31, 2024.  The amended and restated Revolving Note increased the principal amount to $30,000,000 and applicable interest rate from Term SOFR plus 1.10% to Term SOFR plus 1.25%, and will mature on March 31, 2027.  In connection with the amended and restated Revolving Note, Roanoke entered into a Second Amendment to the Loan Agreement ("Amended Loan Agreement") with Pinnacle.  The Amended Loan Agreement modifies the borrowing limits on the Revolving Note to range from $20,000,000 to a maximum of $30,000,000 during it's term and increases the unused fee from 0.15% per year to 0.25% per year.  All other terms and requirements of the original Promissory Note and Loan Agreement, as amended, were retained.

The Guaranty previously entered into by Resources with Pinnacle remains in effect, as well as all previous representations, warranties and covenants.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Revolving Note, which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
10.1	Natural Gas Asset Management Agreement by and between Roanoke Gas Company and DTE Energy Trading, Inc. effective as of April 1, 2025*.
10.2	Guaranty Agreement by RGC Resources, Inc. in favor of DTE Energy Trading, Inc. effective April 1, 2025.
10.3	Amended and Restated Promissory Note in the principal amount of $30,000,000 by Roanoke Gas Company with Pinnacle Bank, dated March 31, 2025.
10.4	Second Amendment to Loan Agreement by Roanoke Gas Company with Pinnacle Bank, dated March 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and other attachments to this agreement are not included with this filing. The Registrant hereby undertakes and agrees to furnish supplementally a copy of any such schedule or attachment or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: March 31, 2025	By:	/s/ Timothy J. Mulvaney
Timothy J. Mulvaney
Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)